SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 17, 1999


                             JAWS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                   7371                        98-0167013
         (Commission File Number)  (IRS Employer Identification Number)


                           1013 17TH AVENUE SW T2T 0A7
                             CALGARY, ALBERTA CANADA
                    (Address of principal executive offices)

                                 (403) 508-5055
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS
-----------------------

     On November 17, 1999, JAWS Technologies, Inc. ("JAWS") executed a Debenture Acquisition Agreement Amendment and Settlement Agreement with Thomson Kernaghan & Co. ("Thomson Kernaghan") (the "Settlement Agreement") in order to settle the outstanding obligations of the parties relating to the $5,000,000 Debenture Acquisition Agreement dated September 25, 1998, as amended on April 27, 1999 (the "Debenture Agreement").

     The Settlement Agreement settles the conversion terms of the $1,520,000 advanced under the Debenture Agreement and the exercise of outstanding warrants issued under the Debenture Agreement and terminates all further obligations related to the Debenture Agreement.

     Debentures issued pursuant to the Debenture Agreement have been converted to 5,127,672 restricted shares of common stock of JAWS.

     Thomson Kernaghan will exercise all of the outstanding warrants issued pursuant to the Debenture agreement for 2,180,220 restricted shares of common stock of JAWS.

     The parties have signed a mutual release of all previously existing obligations.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     JAWS  TECHNOLOGIES,  INC.



     By:/s/Robert  J.  Kubbernus
        ------------------------
              Robert  J.  Kubbernus,  President


Date:  December  1,  1999